Securities Act File No. 33-20957


                               USLICO SERIES FUND

                       SUPPLEMENT DATED NOVEMBER 28, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000

The following information replaces the disclosure under the heading "Portfolio Managers" on page 21 of the Prospectus regarding the Bond Portfolio, the Money Market Portfolio, and the portions of the Asset Allocation Portfolio invested in bonds and money market instruments:

Since November 2, 2000, Denis P. Jamison has been responsible for the day-to-day management of the Money Market Portfolio and that portion of the Asset Allocation Portfolio which invests in money market assets. Mr. Jamison serves as Senior Vice President and Senior Portfolio Manager of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Prior to July 2000, he was a Senior Vice President at Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

Commencing December 1, 2000, Robert K. Kinsey will be responsible for the day-to-day management of the Bond Portfolio and that portion of the Asset Allocation Portfolio which invests in bonds. Mr. Kinsey is a Vice President of ING Pilgrim Investments. Prior to joining ING Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE